SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report:  January  27,  2000              Commission File No. 000-22347
                   ------------------                                  ---------
(Date  of  earliest  event  reported)



                             ASCENT PEDIATRICS, INC.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)


     Delaware                              04-3047405
     --------                              ----------
(State  or  other  jurisdiction  of        (IRS  Employer Identification  No.)
incorporation  or  organization)

187 Ballardvale Street, Wilmington, Massachusetts                       01887
-------------------------------------------------                      -------
(Address  of  principal  executive  offices)                         (Zip  Code)

                         (978)  658-2500
                         ---------------
                  (Registrant's  telephone  number,  including  area  code)


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ITEM  5.  OTHER  EVENTS

Change  in  President
---------------------

     On January 27, 2000, Ascent Pediatrics, Inc. ("Ascent") issued a press release announcing that it received the approval of the U.S. Food and Drug Administration to market Primsol Solution (trimethoprim HCl oral solution), for the treatment of acute otitis media, or middle ear infection, caused by susceptible organisms in children age six months to twelve years. Ascent expects commercial shipment of Primsol, which will be available only by prescription, to commence the beginning of February with physician detailing activity to begin in March.

     A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM  7.  EXHIBITS

99.1          Press  release  dated  January  27,  2000.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February  9,  2000               ASCENT  PEDIATRICS,  INC.



                                            /s/  Eliot  M.  Lurier
                                            ----------------------
                                            Eliot  M.  Lurier
                                            Chief  Financial  Officer


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.          DESCRIPTION
-----          -----------

99.1          Press  release  dated  January  27,  2000.

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